SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2002
(July 24, 2002)

Micromuse Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23783	943288385

(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street
San Francisco, California 94107
(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600
(Registrant’s Telephone Number, Including Area Code)

Item 2.     Acquisition or Disposition of Assets.

On July 24, 2002, Micromuse Inc. (“Registrant”) announced that, as at 3:00 p.m. (London time), 10:00 a.m. (New York City time) on Tuesday, July 23, 2002, the first closing date of the recommended cash offer (the “Offer”) made by Micromuse UK Limited, a wholly-owned subsidiary of Registrant, and (outside the United States) by Credit Suisse First Boston (Europe) Limited on its behalf, for the whole of the issued and to be issued share capital of RiverSoft plc (“RiverSoft”) for 17.75 pence per share, as set out in the previously announced offer document dated June 24, 2002 (the “Offer Document”), valid acceptances of the Offer had been received in respect of 221,746,021 RiverSoft shares, representing in aggregate approximately 90.8 per cent. of RiverSoft’s total issued share capital.

Registrant also announced that all of the conditions of the Offer have now been satisfied or waived and, accordingly, the Offer has been declared unconditional in all respects.

The terms of the Offer were determined through arms-length negotiations between Registrant and RiverSoft.

A copy of Registrant’s press release announcing the items described above in the United Kingdom is attached as Exhibit 99.1 hereto and incorporated herein by reference. A copy of Registrant’s media advisory announcing the items described above in the United States is attached as Exhibit 99.2 hereto and incorporated herein by reference. A copy of the Offer Document is attached as Exhibit 99.3 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(a)    Financial Statement of Business Acquired.

The required financial statements with respect to RiverSoft are not included in this Current Report on Form 8-K. Registrant will file the financial statements by amendment no later than 60 days from the date on which this Current Report on Form 8-K must be filed.

(b)    Pro Forma Financial Information.

The required pro forma financial statements with respect to RiverSoft and Registrant are not included in this Current Report on Form 8-K. Registrant will file the pro forma financial statements by amendment no later than 60 days from the date on which this Current Report on Form 8-K must be filed.

(c)    Exhibits.

99.1	Press Release issued in the United Kingdom on July 24, 2002.

99.2	Media Advisory issued in the United States on July 24, 2002.

99.3
Offer Document, pursuant to which Micromuse U.K. Limited commenced a cash tender offer to acquire all of the issued and to be issued share capital of Riversoft plc. (Incorporated by reference  to Exhibit 99.1 to Registrant’s Current Report on Form 8-K, filed with the SEC on June 25, 2002).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMUSE INC.
(Registrant)

Date:     July 24, 2002

By:     /s/ JAMES B. DE GOLIA
Name: James B. De Golia
Title: Senior Vice President and Secretary

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INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press Release issued in the United Kingdom on July 24, 2002.

99.2	Media Advisory issued in the United States on July 24, 2002.

99.3
Offer Document, pursuant to which Micromuse U.K. Limited commenced a cash tender offer to acquire all of the issued and to be issued share capital of Riversoft plc. (Incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on
Form 8-K, filed with the SEC on June 25, 2002).

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